UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 18, 2024

Kid Castle Educational Corporation
(Exact name of registrant as specified in its charter)

Delaware	File Number: 000-56174	59-2549529
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Amapola Ave., Suite 200A, Torrance, CA 90501
(Address of principal executive offices) (Zip Code)

(310) 895-1839
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section l 2(b) of the Act:

Title of each class Trading	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.0001	KDCE	OTCMKTS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure

In accordance with General Instruction B.2 of Form 8-K, the information in this item 7.01 and Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On November 18, 2024, the Company was listed as a defendant in a Complaint filed by the U.S. Securities and Exchange Commission in the Central District of California. The lawsuit targets Givemepower Corporation (“GMPW”), along with individuals Frank Igwealor and Patience Ogbozor, and entities including Alpharidge Capital LLC (“Alpharidge”), American Community Capital, LP (“AMCC”), Los Angeles Community Capital (“LACC”), Kid Castle Educational Corporation (“KDCE”), and Video River Networks, Inc. (“NIHK”). The SEC is pursuing various injunctions, including an officer and director bar and a penny stock bar against Igwealor and Ogbozor. The Company’s legal counsel is currently evaluating the complaint to determine the most effective strategy moving forward. Mr. Igwealor is an officer and director of this company. Ms. Ogbozor is a director of the Company. Mr. Igwealor believes that he is innocent of the violations alleged in the November 18, 2024 SEC Complaint.

Cautionary Statement Regarding Forward Looking Statements

Certain of the statements included in this Report constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon the Company and its subsidiaries. The Company’s actual results may differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The Company does not undertake to update any particular forward-looking statement included in this document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Kid Castle Named as Defendant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kid Castle Educational Corporation

Dated:	November 29, 2024	By:	/s/ Frank I Igwealor
Frank I Igwealor, CPA, JD, MBA, CMA, CFM, MRSM, ESQ.
President and CEO (Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer, Treasurer and Secretary)